NeoPhotonics Reports Third Quarter 2017 Financial Results

•	Quarterly Revenue of $71.1 Million

•	High Speed Products Climb to Highest Mix at 84% of Total Revenue

•	Restructuring Actions Taken to Improve Profitability while Focusing Investment and Developments on Key Growth Opportunities
SAN JOSE, Calif. — November 6, 2017 - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and datacenter applications, today announced financial results for its third quarter ended September 30, 2017.
“We are focused on growth initiatives in telecom, data center and cloud markets, as well as operational execution to lower our breakeven level as China continues with steady though muted demand,” said Tim Jenks, Chairman and CEO of NeoPhotonics. “Growth drivers in our markets include Metro deployments across the globe, China high speed build-outs in advance of 5G wireless, and data centers and big data applications that are embracing our higher speed technologies and leverage NeoPhotonics’ core strengths,” concluded Mr. Jenks.
Third Quarter Summary

•	Revenue was $71.1 million, in comparison to $73.2 million in the prior quarter

•	Gross margin was 14.8%, compared to 22.9% in the prior quarter

•	Non-GAAP Gross margin was 18.6%, compared to 23.9% in the prior quarter

•	Net loss was $18.2 million, compared to a net loss of $9.3 million in the prior quarter

•	Non-GAAP net loss was $10.9 million, compared to a net loss of $6.6 million in the prior quarter

•	Diluted net loss per share was $0.42, in comparison to a net loss of $0.22 per share in the prior quarter

•	Non-GAAP diluted net loss per share was $0.25, compared to a net loss of $0.15 in the prior quarter

•	Adjusted EBITDA was negative $4.5 million, compared to positive $48,000 in the prior quarter

Non-GAAP results in the third quarter of 2017 exclude $0.4 million of asset sale related costs and amortization of acquisition-related intangibles, $1.9 million of stock-based compensation expense, $2.0 million of end-of-life related inventory write-downs and $3.1 million of restructuring charges. A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.

As of September 30, 2017, cash and cash equivalents, short-term investments and restricted cash, together totaled $73.7 million, compared to $79.0 million at June 30, 2017. Restricted cash as of September 30, 2017 was $2.9 million, down from $3.3 million at June 30, 2017.

Outlook for the Quarter Ending December 31, 2017

	GAAP	Non-GAAP
Revenue	$69 to $74 million
Gross Margin	19% to 22%	20% to 23%
Operating Expenses	$25 to $26 million	$23 to $24 million
Earnings per share	$0.29 to $0.19 net loss	$0.23 to $0.13 net loss
The Non-GAAP outlook for the fourth quarter of 2017 excludes the impact of expected amortization of intangibles of approximately $0.3 million, the anticipated impact of stock-based compensation of approximately $1.9 million, of which $0.3 million is estimated for cost of goods sold and $0.7 million for the expected impact of restructuring charges.
Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures
The Company’s non-GAAP and adjusted EBITDA measures exclude certain GAAP financial measures. A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release. These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.
Conference Call
The Company will host a conference call today, Monday, November 6, 2017, at 4:30 P.M. Eastern Time (1:30 P.M. Pacific Time). The call will be available, live, to interested parties by dialing 800-239-9838. For international callers, please dial +1-323-794-2551. The Conference ID number is 9384833. A live webcast will be available in the Investor Relations section of NeoPhotonics’ website at: http://ir.neophotonics.com/phoenix.zhtml?c=236218&p=irol-calendar.
A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.
About NeoPhotonics
NeoPhotonics is a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and datacenter applications. The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2000 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: future financial results, demand for the Company’s high-speed products, the Company’s market position, the outlook for the China market, and industry trends. Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: the Company’s reliance on a small number of customers for a substantial portion of its revenues; market growth in China and other key countries; possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; ability of the Company to meet customer demand; economic conditions or natural disasters; volatility in utilization of manufacturing operations, supporting utility services and other manufacturing costs; the savings anticipated from cost reduction actions and the impact of severance costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; potential pricing pressure that may arise from changing supply or demand conditions in the industry; the impact of any previous or future acquisitions or divestitures; challenges involving integration of acquired businesses and utilization of acquired technology or divestitures of assets and related product lines; the impact of the sale of the low speed transceiver product lines and the discontinuance or end of life of certain other products; market adoption, revenue growth and margins of acquired products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2016 and its Form 10-Q for the six months ended June 30, 2017. All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

NeoPhotonics Corporation
Beth Eby, +1-408-895-6086
Chief Financial Officer
ir@neophotonics.com

Sapphire Investor Relations, LLC
Erica Mannion, +1-617-542-6180
Investor Relations
ir@neophotonics.com
©2017 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.

NeoPhotonics Corporation
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	As of
	Sept. 30, 2017	Dec. 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$58,528	$82,500
Short-term investments	12,281	19,015
Restricted cash	2,917	4,085
Accounts receivable, net	67,003	80,610
Inventories, net	82,809	48,237
Assets held for sale	—	13,953
Prepaid expenses and other current assets	34,568	22,396
Total current assets	258,106	270,796
Property, plant and equipment, net	127,316	106,867
Purchased intangible assets, net	4,594	5,562
Goodwill	1,115	1,115
Other long-term assets	6,858	6,547
Total assets	$397,989	$390,887
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$69,771	$84,766
Notes payable and short-term borrowing	19,630	30,190
Current portion of long-term debt	5,740	747
Accrued and other current liabilities	44,743	30,625
Total current liabilities	139,884	146,328
Long-term debt, net of current portion	41,029	10,215
Other noncurrent liabilities	14,959	8,939
Total liabilities	195,872	165,482

Stockholders’ equity:
Common stock	110	106
Additional paid-in capital	542,029	532,378
Accumulated other comprehensive loss	(2,294)	(8,401)
Accumulated deficit	(337,728)	(298,678)
Total stockholders’ equity	202,117	225,405
Total liabilities and stockholders’ equity	$397,989	$390,887

NeoPhotonics Corporation
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2017	June 30, 2017	Sept. 30, 2016	Sept. 30, 2017	Sept. 30, 2016
Revenue	$71,121	$73,214	$103,312	$216,023	$301,586
Cost of goods sold (1)	60,608	56,437	75,863	170,230	215,486
Gross profit	10,513	16,777	27,449	45,793	86,100
Gross margin	14.8%	22.9%	26.6%	21.2%	28.5%
Operating expenses:
Research and development (1)	14,662	14,206	17,474	44,412	42,206
Sales and marketing (1)	4,071	3,910	5,936	12,913	13,674
General and administrative (1)	7,637	7,729	9,822	26,792	26,747
Amortization of purchased intangible assets	119	118	462	355	1,375
Acquisition and asset sale related costs	78	21	148	229	923
Restructuring charges	2,829	494	—	3,550	—
Gain on asset sale	—	—	—	(2,000)	—
Total operating expenses	29,396	26,478	33,842	86,251	84,925
Income (loss) from operations	(18,883)	(9,701)	(6,393)	(40,458)	1,175
Interest income	37	31	95	141	227
Interest expense	(495)	(111)	(103)	(743)	(304)
Other income (expense), net	(41)	(11)	18	197	(828)
Total interest and other income (expense), net	(499)	(91)	10	(405)	(905)
Income (loss) before income taxes	(19,382)	(9,792)	(6,383)	(40,863)	270
Income tax (provision) benefit	1,195	451	(804)	1,813	(2,471)
Net loss	$(18,187)	$(9,341)	$(7,187)	$(39,050)	$(2,201)

Basic net loss per share	$(0.42)	$(0.22)	$(0.17)	$(0.90)	$(0.05)
Diluted net loss per share	$(0.42)	$(0.22)	$(0.17)	$(0.90)	$(0.05)
Weighted average shares used to compute basic net loss per share	43,790	43,219	42,038	43,212	41,589
Weighted average shares used to compute diluted net loss per share	43,790	43,219	42,038	43,212	41,589

(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$340	$324	$297	$811	$1,605
Research and development	606	511	2,981	1,779	4,508
Sales and marketing	393	313	2,352	1,170	3,604
General and administrative	595	738	3,146	1,932	4,728
Total stock-based compensation expense	$1,934	$1,886	$8,776	$5,692	$14,445

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2017	June 30, 2017	Sept. 30, 2016	Sept. 30, 2017	Sept. 30, 2016
NON-GAAP GROSS PROFIT:
GAAP gross profit	$10,513	$16,777	$27,449	$45,793	$86,100
Stock-based compensation expense	340	324	297	811	1,605
Amortization of purchased intangible assets	202	203	853	667	2,542
Depreciation of acquisition-related fixed asset step-up	(68)	(68)	(68)	(202)	(194)
End-of-life related inventory write-down	1,975	—	—	1,975	—
Restructuring charges	285	240	—	564	—
Non-GAAP gross profit	$13,247	$17,476	$28,531	$49,608	$90,053
Non-GAAP gross margin as a % of revenue	18.6%	23.9%	27.6%	23.0%	29.9%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$29,396	$26,478	$33,842	$86,251	$84,925
Stock-based compensation expense	(1,594)	(1,562)	(8,479)	(4,881)	(12,840)
Amortization of purchased intangible assets	(119)	(118)	(462)	(355)	(1,375)
Depreciation of acquisition-related fixed asset step-up	(71)	(72)	(79)	(216)	(255)
Acquisition and asset sale related costs	(78)	(21)	(148)	(229)	(923)
Restructuring charges	(2,829)	(494)	—	(3,550)	—
Litigation	—	—	—	64	—
Gain on asset sale	—	—	—	2,000	—
Non-GAAP total operating expenses	$24,705	$24,211	$24,674	$79,084	$69,532
Non-GAAP total operating expenses as a % of revenue	34.7%	33.1%	23.9%	36.6%	23.1%

NON-GAAP OPERATING INCOME (LOSS):
GAAP income (loss) from operations	$(18,883)	$(9,701)	$(6,393)	$(40,458)	$1,175
Stock-based compensation expense	1,934	1,886	8,776	5,692	14,445
Amortization of purchased intangible assets	321	321	1,315	1,022	3,917
Depreciation of acquisition-related fixed asset step-up	3	4	11	14	61
Acquisition and asset sale related costs	78	21	148	229	923
End-of-life related inventory write-down	1,975	—	—	1,975	—
Restructuring charges	3,114	734	—	4,114	—
Litigation	—	—	—	(64)	—
Gain on asset sale	—	—	—	(2,000)	—
Non-GAAP income (loss) from operations	$(11,458)	$(6,735)	$3,857	$(29,476)	$20,521
Non-GAAP operating margin as a % of revenue	(16.1)%	(9.2)%	3.7%	(13.6)%	6.8%

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited) (Continued)
(In thousands, except percentages and per share data)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2017	June 30, 2017	Sept. 30, 2016	Sept. 30, 2017	Sept. 30, 2016
NON-GAAP NET INCOME (LOSS):
GAAP net loss	$(18,187)	$(9,341)	$(7,187)	$(39,050)	$(2,201)
Stock-based compensation expense	1,934	1,886	8,776	5,692	14,445
Amortization of purchased intangible assets	321	321	1,315	1,022	3,917
Depreciation of acquisition-related fixed asset step-up	3	4	11	14	61
Acquisition and asset sale related costs	78	21	148	229	923
End-of-life related inventory write-down	1,975	—	—	1,975	—
Restructuring charges	3,114	734	—	4,114	—
Litigation	—	—	—	(64)	—
Gain on asset sale	—	—	—	(2,000)	—
Income tax effect of Non-GAAP adjustments	(114)	(192)	(140)	(117)	(399)
Non-GAAP net income (loss)	$(10,876)	$(6,567)	$2,923	$(28,185)	$16,746
Non-GAAP net income (loss) as a % of revenue	(15.3)%	(9.0)%	2.8%	(13.0)%	5.6%

ADJUSTED EBITDA:
GAAP net loss	$(18,187)	$(9,341)	$(7,187)	$(39,050)	$(2,201)
Stock-based compensation expense	1,934	1,886	8,776	5,692	14,445
Amortization of purchased intangible assets	321	321	1,315	1,022	3,917
Depreciation of acquisition-related fixed asset step-up	3	4	11	14	61
Acquisition and asset sale related costs	78	21	148	229	923
End-of-life related inventory write-down	1,975	—	—	1,975	—
Restructuring charges	3,114	734	—	4,114	—
Litigation	—	—	—	(64)	—
Gain on asset sale	—	—	—	(2,000)	—
Interest expense, net	458	80	8	602	77
Provision (benefit) for income taxes	(1,195)	(451)	804	(1,813)	2,471
Depreciation expense	7,016	6,794	4,457	19,608	12,942
Adjusted EBITDA	$(4,483)	$48	$8,332	$(9,671)	$32,635
Adjusted EBITDA as a % of revenue	(6.3)%	0.1%	8.1%	(4.5)%	10.8%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net loss per share	$(0.42)	$(0.22)	$(0.17)	$(0.90)	$(0.05)
GAAP diluted net loss per share	$(0.42)	$(0.22)	$(0.17)	$(0.90)	$(0.05)
Non-GAAP basic net income (loss) per share	$(0.25)	$(0.15)	$0.07	$(0.65)	$0.40
Non-GAAP diluted net income (loss) per share	$(0.25)	$(0.15)	$0.06	$(0.65)	$0.37

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	43,790	43,219	42,038	43,212	41,589
SHARES USED TO COMPUTE GAAP DILUTED NET LOSS PER SHARE	43,790	43,219	42,038	43,212	41,589
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE	43,790	43,219	46,745	43,212	45,612